UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________
                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 24, 2005
                                                    --------------------------


                        TUMBLEWEED COMMUNICATIONS CORP.
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            (Exact name of registrant as specified in its charter)


         Delaware                        000-26223              94-3336053
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(State or other jurisdiction of   (Commission File Number)  (IRS Employer
     incorporation)                                         Identification No.)


    700 Saginaw Drive, Redwood City, California                 94063
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (650) 216-2000
                                                   ---------------------------


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2.02     Results of Operations and Financial Condition

         This Form 8-K/A amends the Current Report on Form 8-K of Tumbleweed Communications Corp. (the "Company"), originally filed with the Securities and Exchange Commission on January 24, 2005.

         This Form 8-K/A is being filed solely to correct a typographical error in Exhibit 99.1 furnished pursuant to 9.01(c): Press Release of Registrant, dated January 24, 2005, entitled "Tumbleweed announces record revenue in 2004; CEO Announces Succession Plan." In the Condensed Consolidated Statements of Operations table of said press release, the basic and diluted net income (loss) per share for the three months ended December 31, 2003 was reported as $(0.04), and should have been reported as $(0.02).

         There are no other changes, and a copy of the press release dated January 26, 2005, which notes the correction of the original press release, is furnished as Exhibit 99.1 hereto.


9.01     Financial Statements and Exhibits

(c)      Exhibits.

            99.1 Press Release, dated January 26, 2005 (noting correction of Press Release dated January 24, 2005).

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               TUMBLEWEED COMMUNICATIONS CORP.


                                               By: /s/ Bernard J. Cassidy
                                                  ----------------------------
                                                  Name:  Bernard J. Cassidy
                                                  Title: Vice President,
                                                         Secretary and
                                                         General Counsel

Date:  January 27, 2005

                                 EXHIBIT INDEX


      EXHIBIT NO.                     DESCRIPTION
      -----------                     -----------

         99.1 Press Release, dated January 26, 2005 (noting correction of Press Release dated January 24, 2005).